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Summary Prospectus | August 1, 2014




Treasury Portfolio




 CLASS/Ticker    INVESTMENT CLASS SHARES    ITVXX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutschefunds.com/ moneypros. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 730-1313 or asking your financial advisor. The prospectus and SAI, both dated August 1, 2014, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks to provide maximum current income consistent with stability of capital.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


Management fee                            0.05
-------------------------------------     ----
Distribution/Service (12b-1) fees         0.25
-------------------------------------     ----
Other expenses                            0.28
-------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.58
-------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $59          $186       $324       $726
---  ---          ----       ----       ----

PRINCIPAL INVESTMENT STRATEGY


The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest.


The fund pursues its objective by investing exclusively in short-term US Treasury securities. The timely payment of principal and interest on US Treasury securities is guaranteed by the full faith and credit of the US government.


The fund may invest in floating and variable rate instruments (obligations that do not bear interest at an agreed upon price).


Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets.


INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund's ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors.

SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds and could result in a decline in share price.


CREDIT RISK. The fund's performance could be hurt and the fund's share price could fall below $1.00 if an issuer suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.


Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.


LIQUIDITY RISK. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or due to general market conditions and a lack of willing buyers. When there are no willing buyers and an instrument cannot be readily sold at a desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell one or more portfolio securities can adversely affect the fund's ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities.


Unusual market conditions, an unusually high volume of redemption requests or other similar conditions could cause the fund to be unable to pay redemption proceeds within a short period of time. If the fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the fund's ability to maintain a $1.00 share price.


REGULATORY RISK. In July 2014, the SEC adopted money market fund reform intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The fund is required to comply with money market reform over the next 2 years. As a result, the fund may be required to take certain steps that will impact its structure and/or operations, which could impact the return potential of the fund.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.


Performance prior to class inception is based on the performance of the fund's Institutional Shares, adjusted to reflect the higher expenses of Investment Class Shares. Institutional Shares are offered in a separate prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Investment Class Shares)

Returns for other classes were different and are not shown here.


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[BAR GRAPHIC DATA]





  2004      2005    2006    2007      2008      2009      2010    2011      2012    2013
  0.67      2.52    4.35    4.33      1.32      0.03      0.01    0.01      0.01    0.01




Best Quarter: 1.17%, Q4 2006       Worst Quarter: 0.00%, Q1 2010
Year-to-Date as of 6/30/14: 0.00%

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended 12/31/2013 expressed as a %)


           CLASS          1          5         10
       INCEPTION       YEAR      YEARS      YEARS
     -----------  ---------  ---------  ---------
     5/18/2007        0.01       0.02       1.31
---  ---------        ----       ----       ----

Total returns would have been lower if operating expenses hadn't been reduced.


For more recent performance information, contact the financial services firm from which you obtained this prospectus.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                             AUTOMATIC
                            INVESTMENT
         NON-IRA     IRAS        PLANS
       ---------  -------  -----------
INV     2,000     1,000        250
-----   -----     -----        ---

There is no minimum investment for qualified retirement plans (such as 401(k), pension or profit sharing plans). There is no minimum additional investment. Accounts opened through a financial advisor may have different minimum investment amounts.


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                                                              Treasury Portfolio


                                               SUMMARY PROSPECTUS August 1, 2014

TO PLACE ORDERS

The fund is available only through a financial advisor, such as a broker or financial institution. You should contact a representative of your financial advisor for instructions on how to buy or sell fund shares.



MAIL           New Accounts             Deutsche Asset & Wealth Management
                                        Attn: Institutional Trading Desk
                                        PO Box 219151
                                        Kansas City, MO 64121-9151
               Additional Investments   Deutsche Asset & Wealth Management
                                        Attn: Institutional Trading Desk
                                        PO Box 219151
                                        Kansas City, MO 64121-9151
               Exchanges and            Deutsche Asset & Wealth Management
               Redemptions              Attn: Institutional Trading Desk
                                        PO Box 219151
                                        Kansas City, MO 64121-9151
EXPEDITED MAIL                          Deutsche Asset & Wealth Management,
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
TELEPHONE                               (800) 730-1313, M - F 8 a.m. - 6 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by mail or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


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                                                              Treasury Portfolio
                                     SUMMARY PROSPECTUS August 1, 2014 ICTTF-SUM